UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03602
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange
Warrants	SKIL. WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on March 7, 2023, Skillsoft Corp. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of the Certificate of Amendment (the “Certificate of Amendment”) and all shares of the Company’s capital stock issued in reliance on the effectiveness and validity thereof (captioned In re Skillsoft Corp., C.A. No. 2023-0288-LWW (Del. Ch.), the “Section 205 Action”).

On March 29, 2023, the Court of Chancery held a hearing in the Section 205 Action and orally granted the Company’s petition, and, on March 29, 2023, the Court issued an order in the Section 205 Action granting the Company’s petition validating the Certificate of Amendment and all shares of the Company’s capital stock issued in reliance on the effectiveness and validity thereof. A copy of the Court’s order is filed hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to obtain the requested relief in the Section 205 proceeding and those additional risks. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Order entered by the Delaware Court of Chancery on March 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLSOFT CORP.

Date: March 30, 2023	By:	/s/ Richard Walker
	Name:	Richard Walker
	Title:	Chief Financial Officer